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                                                              EXHIBIT 23.3






                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of Infoseek Corporation of our report dated January 30, 1998 relating to the financial statements of ESPN/Starwave Partners, which appears in such Joint Proxy Statement/Prospectus.


                                        /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Seattle, Washington
October 13, 1998